UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2008 (April 14, 2008)
TETON ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-31679 (Commission File No.)	84-1482290 (IRS Employer Identification No.)
410 17th Street, Suite 1850
Denver, CO 80202
(Address of principal executive offices, including zip code)
(303) 565-4600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On April 14, 2008, the Board of Directors of Teton Energy Corporation (the “Company”) approved restricted stock awards of 150,000 shares of common stock in the aggregate to Dominic J. Bazile II, Lonnie R. Brock and Richard Bosher. The grants were awarded in recognition of these individuals’ efforts in the negotiation, financing and consummation of the acquisition of the Central Kansas Uplift properties. The awards were made from stock reserved under the 2005 Long Term Incentive Plan. The following table summarizes the pertinent terms of the restricted stock awards.

		Restricted	Grant Date Fair	Vesting
	Grant Date	Stock Awards	Value per Share	Schedule
Dominic J. Bazile II EVP/COO	04/14/08	75,000	$5.22	(1)
Lonnie R. Brock EVP/CFO	04/14/08	50,000	$5.22	(1)
Rich Bosher VP Bus. Dev.	04/14/08	25,000	$5.22	(1)

		150,000

(1)	Shares vest one-third (1/3) on each of January 1, 2009, 2010 and 2011.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated: April 18, 2008	TETON ENERGY CORPORATION
	By:	/s/ Lonnie R. Brock
Lonnie R. Brock
Executive Vice President and Chief Financial Officer